                                                                 EXHIBIT 10.17

                             ACQUISITION AGREEMENT
                             ---------------------

     This Acquisition Agreement is made by American International Industries, Inc. ("AIII") and Rod Lovett and John Raymond Winkler, collectively referred to as Sellers.

                                 INTRODUCTION
                                 ------------

     The Sellers wish to transfer to AIII, and AIII wishes to acquire from the Sellers, all of the outstanding shares of common stock of Tough Trucks and Accessories, Inc. d/b/a "Armor Linings" in exchange for the consideration described in this Agreement.

     NOW, THEREFORE, AIII and the Sellers agree as follows:

                                       1
                                  DEFINITIONS
                                  -----------

     When used in this Agreement:

All accounting terms not otherwise defined in this Agreement have the meanings assigned to them in accordance with generally accepted accounting principles consistently applied.

"Agreement" means this Acquisition Agreement.

"AIII" means American International Industries, Inc., a Nevada corporation.

"Claim" is defined in section 12.3.

"Closing" is defined in section 3.1.

"Company" means Tough Trucks and Accessories, Inc., a Texas corporation, dba - "Armor Linings and Truck Accessories".

"Tough Trucks and Accessories, Inc. d/b/a `Armor Linings' Financial Statements" are defined in section 4.2.

"Tough Trucks and Accessories, Inc. d/b/a `Armor Linings' Shares" means all of the outstanding and validly issued shares of the common stock of Tough Trucks and Accessories, Inc.

"Effective Date" means April 28, 1999.

"Governmental Authority" means any foreign governmental authority, the United States of America, any state of the United States, and any political subdivision of any of the foregoing, and any agency, department, commission, board, bureau, court, or similar entity, having jurisdiction over a party to this Agreement or its assets or properties.

"Indemnified Party" is defined in section 8.1.

"Indemnifying Party" is defined in section 8.1.

"Legal Requirements" means any material law, statue, ordinance, writ, injunction, decree, requirement, order, judgment, rule, or regulation (or interpretation of any of the foregoing requirements) of, and the terms of any license or permit issued by, any Governmental Authority.

"Permitted Liens" means (i) liens for taxes, assessments, and other governmental charges or levies, the payment of which is not past due, (ii) mechanics', workman's, repairman's, warehouseman's, vendors', or carriers' liens, or similar liens arising in the ordinary course of business and securing sums that are not past due, or deposits or pledges to obtain the release of any such liens, or
(iii) easements, reservations, encroachments, or minor defects in title that do not materially impair the use of the property affected thereby.

"Rights" are defined in section 4.10.

"Securities Act" means the Securities Act of 1933, as amended.

"Sellers" means Rod Lovett and John Raymond Winkler.

                                       2
                                THE TRANSACTION
                                ---------------

Subject to the terms and conditions set forth in this Agreement, and based on the covenants, warranties and representations in this Agreement, the Sellers hereby agree to transfer and deliver all of the Tough Trucks and Accessories, Inc. Shares to AIII in exchange for $132,500.00 in cash at time of closing. At time of closing, Sellers shall provide a list of all Accounts Receivable [Exhibit #5 five] existing at that date. Representatives of AIII will review all accounts to evaluate the collectibility of each. No accounts receivables are being purchased by Buyer. Any money received by Buyer for work done prior to 5:00 p.m. April 28, 1999 is the property of Seller and shall be promptly remitted to Seller by Buyer. All accounts receivable not purchased by Buyers shall become the property of Sellers Rod K. Lovett and John R. Winkler. Sellers shall pay, or cause to be paid, all accounts payable, accrued expenses and any other liabilities except the Equipment Lease obligations which are due before the date of closing. At time of closing, all monthly installment payments for the month of April relating to the Equipment Lease obligations shall have been paid. Sellers shall have their Accountant estimate the Federal and State income, franchise and other taxes related to the operations of the Company through
April 30, 1999, and such amount shall be deducted from amounts otherwise payable to Sellers, and paid into escrow with such Accountant, securing payment of such taxes upon the filing of the "short-period" return, which shall be the responsibility of Sellers. This sum shall be deducted from the money paid to Sellers for the Accounts Receivable. Buyer shall issue a separate check payable to Rod K. Lovett and John R. Winkler for $7,937.13 which represents the
                                         ---------
refundable deposits paid by the corporation as set out in [Exhibit 1 (one)] attached. Seller has paid the April lease payments as set out in [Exhibit 10
(ten) and the buyer shall issue its separate check to Rod K. Lovett and
John R. Winkler for $ -0- to reimburse them for any May lease payments made by
                    -----
the Sellers.

                                       3
                                  THE CLOSING
                                  -----------

     3.0 The Closing. The closing (the "Closing") of the transaction contemplated in this Agreement shall be at the offices of American International Industries, Inc. at 601 Hanson Rd., Kemah, Texas 77565 at 9:00 a.m., on
April 29, 1999 or such other place, time and date as may be agreed by the Sellers and AIII.

           3.1 Documents to be delivered by the Sellers at the Closing. At the Closing, the Sellers shall deliver or cause to be delivered to AIII:

           3.1.1 Certificates for the Tough Truck and Accessories, Inc. Shares being sold pursuant to this Agreement, duly endorsed for transfer to AIII, and constituting 100 percent of the outstanding shares of that Company; fully paid and non-assessable and free of any claims or rights of others.

           3.1.2 The minute books, stock transfer records, seals, all books of account, records, contracts, tax returns, and all other original documents and records of the Company;

           3.1.3 The resignations, effective upon their acceptance by AIII, of all the directors and officers of the Company; and

           3.1.4 Such other instruments of transfer, conveyance, and assignment as AIII may reasonably request to more effectively consummate the transactions contemplated in this Agreement.

Payment of the Cash Amount by AIII at the Closing. Upon delivery to AIII of the
-------------------------------------------------
documents described in section 3.1, AIII shall:

     deliver to Sellers, checks in the amount of $66,250.00 payable to Rod Lovett and $66,250.00 to John Raymond Winkler, being the prorated portion of the total purchase price of $132,500.00 plus the total of all accounts receivable less 5% of acceptable accounts receivable which shall be paid, and such allocation being based on the relative ownership of each in the Sellers Shares. Buyer will also pay at closing to Sellers, in a separate check the refundable deposits totaling $7,937.13 as set out in Exhibit 5. Buyers will also issue a check payable to Rod K. Lovett and John Raymond Winkler in the amount of $ -0-as reimbursement for May lease payments make before closing [Exhibit 10 (ten)].

                                       4
                  THE SELLERS' REPRESENTATIONS AND WARRANTIES
                  -------------------------------------------

     The Sellers represents and warrant to AIII that:

     4.0  Organization and Corporate Status of the Company. The Company is a
          ------------------------------------------------
corporation duly organized, validly existing, and in good standing under the laws of the state of

Texas and has all corporate power and authority and has satisfied all Legal Requirements necessary to own and operate its properties and to carry on its business as presently conducted. The Company is not qualified or licensed to do business as a foreign corporation in any jurisdiction, and, to the best knowledge of the Sellers, after due inquiry, in no jurisdiction does the character of either Company's properties or the nature of its business make such qualification necessary. The Company is not a party to or subject to any agreement or commitment, which will, or may restrict the conduct of its business in any jurisdiction or location. Complete and correct copies of the Company's Articles of Incorporation and Bylaws, as presently in effect, have been delivered to AIII. The Company does not own, directly or indirectly, any capital shares or any equity, profit sharing, participation or other interest in any other person.

     4.1  Capitalization. The authorized capital stock of Tough Trucks and
          --------------
Accessories, Inc. consists of 100,000 shares of common stock of no par value. 200 shares of such common stock are issued and outstanding on the Effective Date; 7/6/1996 of those shares that are owned beneficially and of record by Sellers, 100 shares are owned by Rod Lovett and 100shares are owned by John Raymond Winkler and no other shares are owned by any other party or parties. Each of the outstanding Tough Trucks and Accessories, Inc. d/b/a "Armor Linings" shares is validly issued, fully paid, and non-assessable and none has been issued in violation of any pre-emptive right or other agreement of any shareholder. At the Closing, there will be no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments by which, the Company is, or may become obligated to issue or to transfer from treasury any additional shares of its capital stock of any class.

     4.2  Financial Statements. Exhibit 6 consists of the unaudited balance
          --------------------
sheets of the Tough Trucks and Accessories, Inc. as of February 1999 and the related unaudited income statements for the periods then ended (collectively, the "Financial Statements"). The unaudited balance sheets included in the Financial Statements present fairly, subject to the usual disclaimers made in such unaudited balance sheets, the financial position of the Company as of their dates. The unaudited income statements included in the Financial Statements present fairly, subject to the usual disclaimers made in such unaudited income statements, the results of operations of the Company for the periods indicated.

     4.3  Absence of Undisclosed Liabilities. The Company has not incurred any
          ----------------------------------
liabilities which have not been disclosed.

     4.4  Taxes and Tax Returns. The Company has duly filed with the appropriate
          ---------------------
governmental agencies all federal tax returns and reports, all state and local tax returns and reports with respect to income, payroll, sales and franchise taxes and all other tax returns and reports, the filing of which is necessary for the conduct of its business. All such tax returns properly reflect the taxes of the Company for the periods covered. All federal, state, and local taxes, assessments, interest, penalties, deficiencies, fees, or other governmental charges or impositions called for by such tax returns, or claimed to be due by any taxing authority, have been properly accrued or paid and all deposits required by law to be made with respect to employees' withholding taxes have been made. There are no material unresolved questions or claims concerning Tough Truck and Accessories. Inc. d/b/a/ "Armor Linings" tax liability. The Company has not received any notice of audit, deficiency, or assessment or proposed deficiency or assessment by the Internal Revenue Service or any other taxing authority, nor has the Company waived any statute of limitations with respect to taxes or agreed to any extensions of time with respect to a tax assessment or deficiency.

     4.5  Material Contracts. There are no material agreements, contracts, and
          ------------------
commitments written or oral, not in the ordinary course or not consistent with prior practice, to which the Company is a party or by which it or any of its properties are bound as of the date of the Effective Date. None of the customers or suppliers of the Company has refused, or communicated that it will or may refuse to purchase or supply goods or services, as the case may be, or has communicated that it will or intends to substantially reduce the amounts of goods or services that it is willing to purchase from or sell to the Company.

     4.6  Equipment. [Exhibit 7 (seven)] is a schedule of all of the material
          ---------
machinery, equipment, motor vehicles, furniture, fixtures, and other capital assets of every kind and description of each Company as of the April 28, 1999. All of the tangible properties and assets owned by the Company, or in which it has an interest, currently being used by it are in good and normal operating condition and repair, normal wear and tear excepted, free from defects (except such minor defects as do not interfere with the continued use thereof in the conduct of normal operations), are sufficient to carry on each Company's business as conducted during the preceding three months, and conform with all applicable governmental regulations, including, without limitation, those governing the discharge of materials into the environment or the storage or disposition of hazardous or toxic wastes.

     4.7  Litigation. There are no judicial or administrative actions, suits,
          ----------
proceedings, or, to the knowledge of the Transferors, investigations pending or threatened against or affecting the Company, or the transactions contemplated by this Agreement at law or equity or before any court, governmental agency or arbitrator, and the Sellers know of no basis or grounds for any such investigation, action, suit, proceeding, or claims against the Company, nor is there any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator outstanding against either Company.

     4.8  Compliance with Laws. The Company is conducting its business and
          --------------------
operations in compliance with all Legal Requirements applicable to its business and operations, and the Sellers have no knowledge or reason to believe that the Company is in violation or default under any Legal Requirement applicable to it or any of its properties which violation or default resulted in or could result in a material adverse effect.

     4.9  Government Authorizations. No material permit, concession, grant,
          -------------------------
franchise, license, or other governmental authorization or approval is necessary for the conduct of the business of the Company.

     4.10 Intellectual Property Rights. [Exhibit 8 (eight)] identifies all of
          ----------------------------
the material computer software programs, patents, patent applications, licenses, trade names, assumed names, trademarks, service marks, brandmarks, brandnames, copyrights, and registrations and Tough Trucks and Accessories, Inc. d/b/a "Armor Linings" Lining Trademark and applications therefor, franchises, technology, know-how or other assets of like kind (the "Rights"), used in the business of the Company, or which are presently owned by or registered in the name of the Company or under which the Company owns or holds any license or other interest. To preserve the rights of

Exhibit 8 (eight) the holder must file an affidavit of use between the Fifth and Sixth anniversary dates of the U.S. Registration which is between November 18, 2002 and November 18, 2003. The rights are adequate for the conduct of the Company's business. All of the Rights are free of all liens and encumbrances, and the Company has not granted any licenses or sublicenses under any of the Rights to others. The Company has the sole and exclusive right to use the Rights, and the consummation of the transactions contemplated by this Agreement will not alter or impair the Rights. No proceedings have been instituted, are pending or threatened which challenge any Rights or their validity, and, to the knowledge of the Sellers, none of the Rights or their use by the Company infringes or otherwise violates the rights of others or is being infringed by others. The Company has not received notice of interference or infringement of any of the Rights. Except by virtue of the Sellers' ownership of the Tough Truck and Accessories, Inc. d/b/a "Armor Linings" Shares, no shareholder, director, officer or employee of the Company owns, directly or indirectly, in whole or in part, any Rights which the Company has used, or the use of which is necessary for the business of the Company as now conducted.

     4.11  Employees; Employee Benefit Plans.
           ---------------------------------

           4.11.1 Employees. At the Closing no present or former employee of the
                  ---------
                  Company will have any claim against the Company (whether under Federal or State law, under any employee agreement or otherwise) on account of or for (a) overtime pay, other than overtime pay for the payroll period ending on or after the Closing, (b) wages or salaries, or (c) vacations, time off or pay in lieu of vacation or time off, other than vacation or time off (or pay in lieu thereof) earned with respect to the current fiscal year of the Company. To the knowledge of the Sellers, at the Closing no present or former employee of the Company will have any claim against the Company (whether under federal or state law, under any employee agreement or otherwise) on account of or for any violation of any law related to minimum wages or maximum hours of work.

          4.11.2  Employee Benefit Plans. The Company has no employee benefit
                  ----------------------
                  plan or arrangement, whether formal or informal, and whether legally binding or not, under which or to which it contributes to or for the benefit of its employees (including, without limitation, life insurance, hospitalization medical, dental, bonus, incentive, deferred compensation and similar plans, severance or termination pay, club memberships, and similar benefits and perquisites) (the "Plans").

          4.11.3  Qualified Plans. The Company is not and has never been a party
                  ---------------
                  to any Plan which is an "employee pension benefit plan", as such terms defined in section 3(2) of ERISA and the rules and regulations promulgated thereunder, and neither Company is and never has been a party to a "multi-employer plan" as that term is defined in section 3(37) of ERISA.

     4.12 Labor Matters.
          -------------

               4.12.1 No employees of the Company are currently represented by any labor union, nor is the Company a party to any collective bargaining agreement, and, to the knowledge of the Sellers, there is no organizational effort presently being made or threatened by or on behalf of any labor union with respect to employees of either Company;

               4.12.2 To the best of their knowledge the Company has substantially complied with the Occupational Safety and Health Act, the regulations promulgated thereunder, and all other applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and is not engaged in any unfair labor practice;

               4.12.3 There is no unfair labor practice complaint against the Company pending before the National Labor Relations Board or any comparable state agency;

               4.12.4 There is no labor strike, dispute, slowdown, representation campaign or work stoppage actually pending or, to the knowledge of the Transferors, threatened against or affecting either Company; and

               4.12.5 No grievance or arbitration proceeding is pending and no claim therefor has been asserted against either Company.

     4.13 Transactions with Related Parties. The Company is not a party to any
          ---------------------------------
material transaction or proposed transaction, including, without limitation, the leasing of property, the purchase or sale of raw materials or finished goods, or the furnishing of services, with Sellers, and the Company has not, directly or indirectly, entered into any agreement or commitment which could result in it becoming obligated to provide funds in respect of or to guarantee or assume any debt or obligation of either the Sellers, or of any director, officer or employee of the Company.

     4.14 Books and Records. The financial books and records of the Company
          -----------------
accurately reflect the transactions to which it is, or was, a party or by which its properties are or were bound. All of the corporate records of the Company have been made available to representatives of AIII and are substantially complete, accurate, and current.

     4.15 Warranties. The Company has not given or made any warranties to third
          ----------
parties with respect to any products sold or services performed by it, except for the limited warranties stated in standard forms of warranty used by it, copies of which have been delivered to AIII. There is no claim against or liability of the Company on account of product warranties or with respect to the manufacture, sale, or rental of defective products and there is no basis for any such claim on account of defective products heretofore manufactured, sold, or rented which is not covered by insurance.

     4.16 Title and Related Matters. Other than properties leased by the
          -------------------------
Companies or as noted on [Exhibit 9 (nine)], the Company has good, marketable, and insurable title to all of the properties and assets owned or used by it or in its possession free and clear of all mortgages, liens, pledges, charges or encumbrances of any kind or character, except (a) statutory liens for property taxes not yet delinquent or payable subsequent to the Effective Date; (b) such imperfections or irregularities of title, liens, easements, charges or encumbrances as do not materially detract from or materially interfere with the use of the properties or assets subject thereto, or affected thereby, or otherwise materially impair business operations or such properties; (c) such imperfections or irregularities of title, liens, easements, charges or encumbrances as would not materially interfere with the sale, or materially detract from the aggregate value of, such properties and assets; or (d) as reflected in the Financial Statements. The Sellers have no actual knowledge of any violations of zoning, building, health or safety laws, statutes, ordinances or regulations relating to such properties or assets.

     4.17  Disclosure. Neither this Agreement nor any of the annexes, exhibits,
           ----------
schedules, attachments, statements, documents, certificates, or other items prepared or supplied to AIII by or on behalf of the Sellers with respect to the transactions contemplated by this Agreement knowingly contain any untrue statement of a material fact or omit a material fact necessary to make each statement contained herein or therein not misleading. No responsible officer or director of the Company has intentionally concealed any fact known by such person to have a material adverse effect upon the Companies' existing or expected financial condition, operating results, assets, customer relations, employee relations, or business prospects taken as a whole.

     4.18  Power of Attorney. No material power of attorney or similar
           -----------------
           authorization given by the Company is in effect on the Effective
           Date.

     4.19  Accounts Receivable. All accounts receivable of Tough Trucks and
           -------------------
Accessories, Inc. reflected in the Financial Statements represent bona-fide sales actually made in the ordinary course of business.

     4.20  Real Property. None
           -------------

     4.21  Power and Authority of the Sellers. The execution, delivery, and
           ----------------------------------
performance by each Seller of this Agreement are within his requisite power.

     4.22  Enforceability. This Agreement, when duly executed and delivered in
           --------------
accordance with its terms, will constitute the legal, valid, and binding obligations of each Seller enforceable against him in accordance with its terms, except as may be limited by bankruptcy, insolvency, and other similar laws affecting creditors' rights generally or by general equitable principles.

     4.23  No Violation of Law. The execution, delivery, and performance of this
           -------------------
Agreement by each Seller do not materially conflict with, violate, or constitute a breach of or a default under, or result in the creation or imposition of any lien, claim, or encumbrance of any kind upon, any of his Tough Truck and Accessories, Inc. d/b/a "Armor Linings" Shares being sold pursuant to this Agreement.

     4.24  Brokers and Finders. No person has acted on the behalf of the Seller
           -------------------
or the Company in connection with any negotiations relative to this Agreement and the transactions contemplated by this Agreement.

                                       5
                     AIII'S REPRESENTATIONS AND WARRANTIES
                     -------------------------------------

     AIII represents and warrants to the Transferors that:

     5.0  Organization and Corporate Status of AIII. AIII is a corporation duly
          -----------------------------------------
organized, validly existing, and in good standing under the laws of the State of Nevada, and is duly licensed, qualified to do business, and in good standing in each jurisdiction in which such qualification is necessary, and has all corporate power and authority and has satisfied all Legal Requirements necessary to own and operate its properties and to carry on its business as presently conducted.

     5.1  Power and Authority of AIII. The execution, delivery, and performance
          ---------------------------
by AIII of this Agreement are within the requisite corporate power and authority of AIII and have been duly authorized and approved by all necessary parties, including, without limitation, the Board of Directors of AIII.

     5.2  Enforceability. This Agreement, when duly executed and delivered in
          --------------
accordance with its terms, will constitute the legal, valid, and binding obligation of AIII in accordance with its terms, except as may be limited by bankruptcy, insolvency, and other similar laws affecting creditors' rights generally and by general equitable principles.

     5.3  Brokers and Finders. No person acted on behalf of AIII in connection
          -------------------
with any negotiations relative to this Agreement and the transactions contemplated by it, and such negotiations have been carried on by AIII without the intervention of any person acting on behalf of AIII in such a manner as to give rise to any valid claim for a brokerage commission, finder's fee, or other like payment.

                                       6
            CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE SELLERS
            ------------------------------------------------------

     6.0 Each and every obligation of the Transferors under this Agreement to be performed on or before the Closing shall be subject to the satisfaction, on or before the Closing, of each of the conditions contained in of this Article 10.

     6.1  Representations and Warranties. Each of the representations and
          ------------------------------
warranties of AIII set forth in this Agreement shall be true and correct, both on the Effective Date and on the Closing as if made at that time.

     6.2  Agreements and Obligations. AIII shall have performed and complied
          --------------------------
with all agreements, undertakings, and obligations which are required to be performed or complied with by it at or before the Closing.

     6.3  Legal Matters. All legal matters in connection with this Agreement and
          -------------
the transactions it contemplates, and the form and substance of all papers, instruments, and documents used or delivered under this Agreement or incidental to this Agreement, shall be reasonably satisfactory to the Transferors.

     6.4  No Governmental or Other Proceedings. No action, suit, proceeding or
          ------------------------------------
investigation by or before any court or governmental, administrative or regulatory authority shall have been commenced or threatened against any Company, AIII or the Sellers seeking to restrain, prevent or change the transactions contemplated by this Agreement or questioning the validity or legality of the transactions or seeking damages in connection with the transactions.

     6.5  No Material Adverse Change.  There shall be no material adverse change
          --------------------------
since the Effective Date in the business, condition (financial or otherwise), assets, liabilities (absolute, accrued, contingent or otherwise), prospects or operations of AIII.

                                       7
             NATURE AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES
             -----------------------------------------------------

     7.0  Nature of Statements. All statements contained in this Agreement, in
          --------------------
any annex, exhibit, or any certificate or other instrument delivered by or on behalf of the Sellers or AIII pursuant to this Agreement, or in connection with the transactions it contemplates, shall be considered the representations and warranties of the Sellers or AIII, as the case may be. No investigation by any party nor failure by any party, to make any investigation, shall constitute a waiver of any representation, warranty, covenant, or agreement of any party, nor relieve the other party of any obligation with respect to the accuracy or fulfillment thereof.

                                       8
                                INDEMNIFICATION
                                ---------------

     8.0  Indemnification by the Sellers. Sellers individually hereby indemnify
          ------------------------------
and hold harmless AIII and its respective successors and assigns from and against any taxes, claims, liabilities, damages, losses, costs, and expenses, including, without limitation, reasonable legal fees, accountants' fees, costs of investigation, and other expenses of defending any action or claim, amounts of judgment and amounts paid in settlement, together with interest thereon at the rate of ten percent (10%) per year, compounded annually from the date incurred until paid, caused by or arising out of: (i) any breach or default in the performance by him of any covenant or agreement of such Sellers contained in this Agreement, or (ii) any breach of warranty or inaccurate or erroneous representation made by him in this Agreement, in any annex, exhibit, or any other document delivered by or on behalf of the Sellers pursuant to this Agreement.

     8.1  Conditions of Indemnification. With respect to any actual or potential
          -----------------------------
claim, any demand, the commencement of any action, or the occurrence of any other event which involves any matter or related series of matters (a "Claim") against which a party (the "Indemnified Party") is indemnified by another party (the "indemnifying party") under section 8.1.1 or 8.1.2:

          8.1.1  Notice. Promptly after the Indemnified Party first receives
                 ------
documents pertaining to the Claim, or if such Claim does not involve a third party Claim, promptly after the Indemnified Party first has actual knowledge of the Claim, the Indemnified Party shall give notice to the Indemnifying Party of the Claim in reasonable detail and stating the amount involved, if known, together with copies of any such documents.

          8.1.2  Failure to Give Notice. The Indemnifying Party shall have no
                 ----------------------
obligation to indemnify the Indemnified Party with respect to any Claim if (i) the Indemnified Party fails to give the notice of the Claim in accordance with section 8.1.1 or (ii) the notice of the Claim is not given on or before the first anniversary of the Closing; however, such limitation shall not apply to any Claim based upon or arising out of willful concealment or willful misconduct.

     8.2  Litigation, Settlement, Resolution of Claim. If the Claim involves
          -------------------------------------------
a third party, then the Indemnifying Party may, at its sole cost, expense and ultimate liability regardless of the outcome, and through counsel of its choice, litigate, defend, settle or otherwise attempt to resolve the Claim, except that the Indemnified Party may elect, at any time and at the Indemnified Party's sole cost, expense and ultimate liability, regardless of the outcome, and through counsel of its choice, litigate, defend, settle or otherwise attempt to resolve the Claim. If the Indemnified Party so elects (for reasons other than the Indemnifying Party's failure or refusal to provide a defense to the Claim), then the Indemnifying Party shall have no obligation to indemnify the Indemnified Party with respect to the Claim, but such disposition will be without prejudice to any other right the Indemnified Party may have to indemnification, regardless of the outcome of the Claim. In any event, AIII and the Transferors shall fully cooperate with each other and their respective counsel at their own expense in connection with any such litigation, defense, settlement or other attempted resolution.

                                       9
                                 MISCELLANEOUS
                                 -------------

     9.0  Construction. The section headings contained in this Agreement are for
          ------------
reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever required by the context, any gender shall include any other gender, the singular shall include the plural, and the plural shall include the singular.

     9.1  Costs, Expenses, and Legal Fees. Each party shall bear its own costs
          -------------------------------
and expenses pertaining to the negotiation, preparation and execution of this Agreement and the consummation of the transactions it contemplates.

     9.2  Announcements, Press Releases, and Disclosure. Any press release or
          ---------------------------------------------
other public announcement concerning this Agreement or the transactions it contemplates shall be approved by both the Sellers and AIII. In addition, no party shall disclose the existence of this Agreement or the transactions it contemplates before the Closing, except as may be necessary to comply with any Legal Requirement.

     9.3  Notice. Any notice required or permitted under this Agreement shall
          ------
be in writing and shall be considered to be delivered three business days after deposit in the United States mail, postage prepaid, certified or registered mail, return receipt requested, addressed as follows:

          9.3.1 If to AIII, to it at 601 Hanson Road, Kemah, Houston, Texas 77565-2701, Attention: Mr. John Stump; or

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

           9.3.2 If to the Transferor: to it at 3318 Mercer Road, Houston, Texas, 77027-6020

                  Attention: Clarence F. Kendall, II

           9.3.3 Notice given in any other manner shall be effective when received by the addressee. The address for notice may be changed by notice given in accordance with this section 9.3.

     9.4   Entire Agreement, Amendment. This Agreement and its annexes and
           ---------------------------
exhibits constitute the entire agreement between the parties and may not be amended, supplemented, waived, or terminated except by an instrument executed by all of the parties. Any previous agreements or understandings among the parties regarding the subject matter of this Agreement are merged into and superseded by this Agreement.

     9.5   Waiver. No waiver of any provision of this Agreement shall constitute
           ------
a waiver of any other provision of this Agreement, nor shall such waiver constitute a waiver of any subsequent breach of the provision.

     9.6   Assignment. This Agreement shall not be assignable. Any attempted
           ----------
assignment shall be null and void.

     9.7   Choice of Law. The validity, construction and enforcement of this
           -------------
Agreement shall be governed by the laws of the State of Texas.

     9.8   Arbitration. If any dispute, difference, or disagreement shall
           -----------
arise upon or in respect of the Agreement, and its meaning and construction, every such dispute, difference, and disagreement shall be referred to a single arbiter sitting in Houston, Texas, agreed upon by the parties, or if no single arbiter can be agreed upon, an arbiter or arbiters shall be selected in accordance with the rules of the American Arbitration Association and such dispute, difference, or disagreement shall be settled by arbitration in accordance with the then prevailing commercial rules of the American Arbitration Association, and judgment upon the award rendered by the arbiter may be entered in any court having jurisdiction. In the event of such arbitration, the prevailing party shall be entitled to reasonable legal fees to be fixed by the arbitrator.

     9.9   Severability. If any provision of this Agreement is declared
           ------------
unenforceable by a court of competent jurisdiction, such provision shall be enforced to the greatest extent permitted by law, and such declaration shall not affect the validity of any other provision of this Agreement.

     10.10 Time for Performance. If the time for performance of any obligation
           --------------------
set forth in this Agreement falls on a Saturday, Sunday or legal holiday, compliance with the obligation on the next business day following such Saturday, Sunday, or legal holiday shall be considered acceptable.

     10.11 Counterparts. This Agreement may be executed in multiple
           ------------
counterparts, each of which shall be considered an original, but all of which shall be considered one instrument.

     10.12  Confidentiality.  Each party to this Agreement shall keep all
            ---------------
information obtained from the other parties as a result of its due diligence investigation confidential. No party shall release such confidential information without the consent of the other.



IN WITNESS WHEREOF, this Agreement has been executed as of the Effective Date set out on page one (1).


AMERICAN INTERNATIONAL INDUSTRIES, INC.


By: _______________________________
      John W. Stump, III
It's: Chief Financial Officer
      -----------------------



Tough Trucks and Accessories, Inc. d/b/a/ "Armor Linings"


By: _______________________________
    Rod K. Lovett, Shareholder


By: _______________________________
    John Raymond Winkler, Shareholder

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